UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 2, 2003

                        --------------------------------

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                         000-28876                22-2407475
(State or Other Jurisdiction of          (Commission             (IRS Employer
 Incorporation or Organization)          File Number)              ID Number)

                     201Route 22, Hillside, New Jersey 07205
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (973) 926-0816

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

      Manhattan Drug Company, Inc. ("MDC"), a subsidiary of Registrant, has entered into a three year extension of the supply agreement with Herbalife International of America, Inc. ("Herbalife") (the "Supply Agreement"). The Supply Agreement provides for the manufacture and supply of certain nutritional products. The term of the Supply Agreement, commences as of December 31, 2002, and continues until December 31, 2005.

      Herbalife is required to purchase a minimum quantity of Supplied Products each year for the Term of the Supply Agreement, commencing January, 2003 (the "Minimum Purchase Amount") of $18,000,000. If Herbalife purchases the minimum amount then Herbalife shall be entitled to certain rebates.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      NONE


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTEGRATED HEALTH TECHNOLOGIES, INC.


Date: January 6, 2003                   By: /s/Seymour Flug
                                           -----------------------------------
                                        Seymour Flug
                                        President and Chief Executive Officer


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